UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2025

FIRST FOUNDATION INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36461	20-8639702
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5221 North O’Connor Boulevard, Suite 1375
Irving, Texas	75039
(Address of Principal Executive Offices)	(Zip Code)

(469) 638-9636

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FFWM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 11, 2025, First Foundation Inc. (the “Company”) announced the appointment of Stuart Bernstein as Chief Banking Officer of First Foundation Bank (the “Bank”), the wholly-owned subsidiary of the Company, effective August 11, 2025.

Mr. Bernstein, age 54, is a banking professional with experience across consumer and business banking, wealth management, investments, and residential lending. He most recently served as the Head of Branch and Private Client for Santander NA from 2021 to 2023, where he oversaw investments, mortgage production, and the private client program. Prior to his role with Santander, Mr. Bernstein spent over ten years with MUFG Union Bank, last serving as Head of Private Banking and Investment Sales from 2019 to 2020 where he led teams of private bankers and financial advisors across the western United States. Mr. Bernstein has also had roles with Bank of America/Countrywide Bank and Wells Fargo Bank. Mr. Bernstein is a graduate of the University of Southern California and the Graduate School of Banking at the Pacific Coast Banking School.

Mr. Bernstein will receive an annual base salary of $450,000. He may also receive a bonus of up to 100% of his annual base salary at the Bank’s sole discretion, payable half in cash and half in restricted stock units or performance stock units. Mr. Bernstein may also participate in the other benefit programs of the Bank available to executive employees generally. In addition, the Company will enter into its standard indemnification agreement with Mr. Bernstein, the form of which is filed as Exhibit 10.1 to this report and incorporated herein.

There are no arrangements or understandings between Mr. Bernstein and any other persons pursuant to which he was selected to his position with the Bank. There are no family relationships between Mr. Bernstein and any director or executive officer of the Company. No information is required to be disclosed with respect to Mr. Bernstein pursuant to Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure.

On August 11, 2025, the Company issued a press release announcing the appointment of Mr. Bernstein as Chief Banking Officer. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Item 7.01 and Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Form of Director and Officer Indemnification Agreement (incorporated by reference to Exhibit 10.13 to the Company’s Annual Report on Form 10-K filed on March 17, 2025).

99.1	Press Release, dated August 11, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FOUNDATION INC.

Date: August 11, 2025	By:	/s/ JAMES BRITTON
James Britton
Executive Vice President and Chief Financial Officer